Capital World Growth and Income Fund, Inc.
            333 South Hope Street, Los Angeles, California 90071-1406
                              Phone (213) 486 9200

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                                 (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $456,755
------------------ --------------------------------
------------------ --------------------------------
Class B            $14,515
------------------ --------------------------------
------------------ --------------------------------
Class C            $19,082
------------------ --------------------------------
------------------ --------------------------------
Class F            $18,277
------------------ --------------------------------
------------------ --------------------------------
Total              $508,629
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $3,920
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $443
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $797
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $183
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $73
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $164
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $1,979
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $3,248
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $1,911
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $4,432
------------------ --------------------------------
------------------ --------------------------------
Total              $525,779
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.7300
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.5119
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.4996
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.7107
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.7092
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.4575
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.4627
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.6124
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.6850
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.4959
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.5054
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.6132
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.7158
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.8009
-------------------- -------------------------------------------









Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                                 (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            743,762
------------------ ----------------------------------
------------------ ----------------------------------
Class B            37,609
------------------ ----------------------------------
------------------ ----------------------------------
Class C            54,730
------------------ ----------------------------------
------------------ ----------------------------------
Class F            36,825
------------------ ----------------------------------
------------------ ----------------------------------
Total              872,926
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        8,053
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        1,316
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        2,378
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        429
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        167
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          506
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          5,988
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          8,462
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          5,397
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          8,485
------------------ ----------------------------------
------------------ ----------------------------------
Total              914,107
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                                 Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $33.80
----------------------- -------------------------
----------------------- -------------------------
Class B                 $33.63
----------------------- -------------------------
----------------------- -------------------------
Class C                 $33.54
----------------------- -------------------------
----------------------- -------------------------
Class F                 $33.75
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $33.75
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $33.64
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $33.63
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $33.71
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $33.75
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $33.63
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $33.55
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $33.67
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $33.76
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $33.81
----------------------- -------------------------